UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2022

T STAMP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 806-9906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	IDAI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 15, 2022, T Stamp Inc. (the “Company”), entered into an amendment agreement (the “Amendment”) with U.S. Immigration and Customs Enforcement (“ICE”) to amend the terms of the Company’s modified contract with ICE, initially awarded to the Company on September 23, 2021 and modified on March 27, 2022 (the “ICE Contract”, originally filed as Exhibit 6.15 to the Company’s offering statement on Form 1-A filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2021). The Amendment had the effect of implementing a up to 90 day cessation of performance of the Company’s and ICE’s obligations under the ICE Contract previously agreed to be performed between March 27, 2022 and September 26, 2022.

The Amendment was entered into due to a recent change in legislation (enacted through The Department of Homeland Security Appropriations Act, 2022) which requires a Congressional notification in order for ICE to award a contract or subcontract to a particular entity for any pilot or demonstration program that uses more than 5 full-time equivalents or costs in excess of $1,000,000. This change in legislation was retroactively applied to the March 27, 2022 modification to the ICE Contract. The up to 90 day cessation of the ICE Contract provided by the Amendment is intended to allow ICE ample time to obtain a Congressional notification for the modification of the ICE Contract, so that the Company can continue to provide services to ICE under the ICE Contract.

The foregoing description of the Amendment is qualified by reference to the terms of the Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment dated April 15, 2022 to Purchase Order executed September 23, 2021 issued by U.S. Immigration and Customs Enforcement to the Company (as Contractor).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.
By: /s/Gareth Genner
Name: Gareth Genner
Title: Chief Executive Officer

Dated: April 21, 2022